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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 17, 2000


                 Morgan Stanley ABS Capital I Inc., as Depositor
             on behalf of Morgan Stanley ABS Capital I Trust 2000-1
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                 333-64909              13-3939229
      ---------------------   ---------------------   ---------------------
         (State or Other         (Commission File        (I.R.S. Employer
         Jurisdiction of              Number)           Identification No.)
         Incorporation)

                        Morgan Stanley ABS Capital I Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                 333-64909              13-3939229
      ---------------------   ---------------------   ---------------------
         (State or other         (Commission File        (I.R.S. Employer
         jurisdiction of              Number)                 ID No.)
         incorporation)

    Attention: General Counsel
         1585 Broadway
       New York, New York                                      10036
      ---------------------                           ---------------------
      (Address of principal                                 (Zip Code)
        executive offices)


      Registrant's Telephone Number,
      including area code:                                  (212) 761-4000
      ---------------------------------------------------------------------


      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events

      In connection with the offering of the Morgan Stanley ABS Capital I Trust, 2000-1, Mortgage Loan Asset-Backed Notes, Series 2000-1 described in a Prospectus Supplement related to the offered notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable.

            (c)   Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                  99.1. Related Computational Materials (as defined in Item 5 above).



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

                                       By:  Morgan Stanley ABS Capital I Inc.

                                       By: /s/ Robert A. Feldman
                                           ----------------------
                                            Name: Robert A. Feldman
                                            Title: Vice President


                                       MORGAN STANLEY ABS CAPITAL I INC.


                                       By: /s/ Robert A. Feldman
                                           ----------------------
                                            Name: Robert A. Feldman
                                            Title: Vice President




Dated:  July 17, 2000

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1.          Related Computational Materials
                  (as defined in Item 5 above).








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